[letterhead of Causeway Capital Management LLC]

August 18, 2014

VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:	Causeway Capital Management Trust
1933 Act File No. 333-67552
1940 Act File No. 811-10467
Definitive Proxy Statement

Dear Sir or Madam:

On behalf of Causeway International Opportunities Fund (the “Fund”), a series of Causeway Capital Management Trust (the “Trust”), transmitted herewith for filing pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934 is a definitive proxy statement (the “Proxy Statement”) to be used in connection with the Special Meeting of Shareholders of the Fund to be held on September 26, 2014 (the “Meeting”).  The Proxy Statement and related materials consist of a Letter to Shareholders, a Notice of Special Meeting of Shareholders, responses to “Frequently Asked Questions,” the Proxy Statement and form of proxy.  We understand no filing fee is applicable and, accordingly, no fee is included herein.

The Meeting will be held for shareholders of the Fund to consider a new investment advisory agreement for the Fund.  The Fund is currently structured as a “fund of funds” and invests in other series of the Trust.  Currently, the Fund does not directly pay an advisory fee, although it has effectively been paying advisory fees as an investor in the underlying series of the Trust.  In connection with the restructuring of the Fund to make direct investments in securities, a new investment advisory agreement is proposed under which the Fund would begin to pay advisory fees.  More information about the proposal appears in the Proxy Statement.  Definitive proxy materials are expected to be mailed to shareholders on or about the date hereof.

If you have any questions regarding the foregoing, please contact me at (310) 231-6181 or my colleague Turner Swan at (310) 231-6117.

Sincerely,

/s/ Kurt J. Decko
Kurt J. Decko
Enclosures